SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 12, 2004

                                   AXONYX INC.
             (Exact name of Registrant as Specified in its Charter)

           Nevada                       000-25571                 86-0883978
(State or Other Jurisdiction    (Commission file Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York                  10018
     (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On October 12, 2004, the board of directors of Axonyx Inc. appointed Michael A. Griffith to serve as a director and as a member of the board's compensation committee. A press release announcing the appointment of Mr. Griffith as a director is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1  Press release of Axonyx Inc., dated October 13, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of October, 2004.

                                        AXONYX INC.


                                        By:    /s/ S. Colin Neill
                                               -------------------------
                                        Name:  S. Colin Neill
                                        Title: Chief Financial Officer


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